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                                                                   EXHIBIT 21.1

                              LIST OF SUBSIDIARIES
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

                                                                                              STATE OF
                 NAME                                D/B/A NAMES                            ORGANIZATION
                 ----                                -----------                            ------------
AAA Commercial, Inc.                                                                              VA
AAA Disposal Service, Inc.                                                                        VA
AAA Disposal of Tennessee,                                                                        TN
Inc.

AAA Land and Building Co.,                                                                        VA
Inc.
AAA Maintenance, Inc.                                                                             VA
AAA Recycling, Inc.                                                                               VA
A.G. Disposal Service, Inc.                                                                       NY
A.J. Panzarella & Co., Inc.             Larry O'Connor Sanitation                                 FL
                                        Service
Addington Resources, Inc.                                                                         DE
Addington Holding                                                                                 DE
Company, Inc.
Addington Environmental,                                                                          KY
Inc.
All Refuse Services, Inc.                                                                         NY
All Service Refuse Company,                                                                       FL
Inc.
Alpco Waste Systems, Inc.                                                                         NY
Anderson Refuse Co., Inc.                                                                         IN
Anderson Solid Waste, Inc.                                                                        CA
Antler Park, Inc.                                                                                 IN
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

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
Arlington Disposal                                                                                TX
Company, Inc.
Area Container Services, Inc.                                                                     VA
ASCO Sanitation, Inc.                                                                             MS
Astro Waste Services, Inc.                                                                        ME
Barker Brothers, Inc.                                                                             TN
Barker Brothers Waste                                                                             TN
Incorporated
Beran Cleaning Corporation              Beran Services                                            NJ
Berrien County Landfill, Inc.                                                                     MI
Bluegrass Recycling &                                                                             KY
Transfer Company
Bontona Aviation, Inc.                                                                            FL
Broadhurst Environmental,                                                                         KY
Inc.
Burgess' Refuse Removal                                                                           NC
Service, Inc.
CDS Environmental, Inc. of                                                                        FL
Florida
CDS Environmental of                                                                              GA
Atlanta, Inc.
CJM Trucking & Soils                                                                              TX
Company, Inc.
C.S.C. Disposal and Landfill,                                                                     TX
Inc.
Capital Waste & Recycling,                                                                        NY
Inc.
Cascade Pacific Engineering,                                                                      OR
Inc.
Cate's Rubbish Removal                                                                            NH
Services, Inc.

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


Charleston Disposal Systems,                                                                      SC
Inc.
Charter Waste, Inc.                                                                               TX
Cleveland Container Service,                                                                      NC
Inc.
Collection Services, Inc.               M & M Sanitation, Inc.,                                   KY
                                        Epperson Collection
                                        Services, CSI of Northern
                                        Kentucky, B & J Sanitation,
                                        Pennyrile Sanitation,
                                        Bluegrass Waste Alliance &
                                        Trik-K Hauling
Commercial Waste Disposal,              CWI of Kentucky                                           KY
Inc.
Compactor Rental Systems of                                                                       DE
Delaware, Inc.
Continental Waste Industries,                                                                     DE
Inc.
Continental Waste Industries                                                                      NJ
Arizona, Inc.
Continental Waste Industries                                                                      IN
- Gary, Inc.
Covington Waste, Inc.                                                                             TN
CWI of Illinois, Inc.                                                                             IL
CWI of Florida, Inc.                    Southland Waste Systems                                   FL
CWI of Missouri, Inc.                                                                             MO
CWI of NJ, Inc.                                                                                   NJ
CWI of Northwest Indiana,                                                                         IN
Inc.
D&L Waste, Inc.                                                                                   NC
Disposal Services, Inc.                 Upstate Disposal Service &                                NY
                                        R & R Refuse

Dozit Company, Inc.                                                                               KY
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
Duncan Disposal, Inc.                                                                             TX
ECO Services of S.C., Inc.                                                                        SC
EETL I, Inc.                                                                                      TX
East Bay Sanitation Service,                                                                      FL
Inc.
East Carolina Environmental,                                                                      KY
Inc.
El Centro Sanitation Service,                                                                     CA
Co.
Elliot's Agri-Service, Inc.                                                                       TX
Enviro-Comp Services, Inc.                                                                        FL
Envirocycle, Inc.                                                                                 FL
Environmental Specialists,                                                                        MO
Inc.
Epperson Waste Disposal,                                                                          KY
Inc.
Fennell Container Co., Inc.                                                                       SC
Fennell Waste Systems, Inc.                                                                       SC
Fenn-Vac, Inc.                                                                                    SC
Fisk Sanitation Service, Inc.                                                                     IN
Fisk Environmental Services,                                                                      IN
Inc.
FLL, Inc.                                                                                         MI
Florida Refuse Service, Inc.                                                                      FL
Garbage Disposal Service,                                                                         NC
Inc.
G.E.M. Environmental                                                                              DE
Management, Inc.
GF/WFF, Inc.                                                                                      SC
Gilliam Transfer, Inc.                                                                            MO
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
Grand Prairie Disposal                                                                            TX
Company, Inc.
Green Disposal, Inc.                                                                              UT
Greenfield Environmental                                                                          DE
Development Corp.
Green Valley Environmental                                                                        KY
Corp.
Gulf Coast Waste Service,                                                                         FL
Inc.
Hank's Disposal, Inc.                                                                             IN
Helper's Hand of America,                                                                         IN
Inc.
Holland Excavating, Inc.                                                                          FL
Houston Organics, Inc.                                                                            TX
Hudson Management                                                                                 FL
Corporation
Hyder Waste Container, Inc.                                                                       NC
Imperial Sanitation Services,                                                                     CA
Inc.
Indiana Recycling LLC                                                                             IN
JMN, Inc.                                                                                         NC
Jamax Corporation                                                                                 IN
Karat Corp.                                                                                       NJ
L.R. Stuart and Son, Inc.                                                                         VA
LSW Environmental, Inc.                                                                           GA
Laughlin Environmental, Inc.                                                                      TX
Living Earth Technology                                                                           DE
Company

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

Los Angeles LLC                                                                                   CA
M.C.C. Recycling, Inc.                                                                            NJ
Medical Waste Services, Inc.                                                                      FL
Meyer Waste Systems, Inc.                                                                         IN
Meyer Mechanical Services,                                                                        IN
Inc.
Meyer Transportation, LLC                                                                         IN
Middlesex Carting Co., Inc.             Midco Waste Systems                                       NJ
Mid-East Waste Services,                                                                          NC
Inc.
Mid-State Environmental                                                                           KY
Midwest Material                                                                                  IN
Management, Inc.
Monarch Environmental, Inc.                                                                       KY
National Serv-All, Inc.                                                                           IN
Nine Mile Road, Inc.                                                                              FL
Northwest Florida Sanitation,                                                                     FL
Inc.
Northwest Tennessee                                                                               TN
Disposal Corp.
NRL, Inc. (New River Line,                                                                        KY
Inc.)
Ohio County Balefill, Inc.                                                                        KY
Orange County, LLC                                                                                CA
Pantego 1, Inc.                                                                                   TX
Pepperhill Development Co.,                                                                       SC
Inc.
Pine Ridge Recycling, Inc.                                                                        GA
Pinellas Environmental, Inc.                                                                      KY
Prichard Landfill Corp.                                                                           WV
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
PSI Waste Systems, Inc.                                                                           ID
RCLJ Construction, Inc.                                                                           TX
RITM, Inc.                                                                                        DE
Rainbow Industries, Inc.                                                                          VA
Raritan Valley Disposal                                                                           NJ
Service Co., Inc.
Raritan Valley Recycling,                                                                         NJ
Inc.
Recycling Concepts, Inc.                                                                          NC
Recycling Industries, Inc.                                                                        NJ
Reliable Disposal, Inc.                                                                           MI
Reliable Sanitation, Inc.                                                                         FL
R.E. Wolfe Enterprises of                                                                         TX
Edinburg, Inc.
Republic Acquisition                                                                              DE
Company
Republic Dumpco, Inc.                                                                             NV
Republic Environmental                  Republic Environmental                                    NV
Technologies, Inc.                      Technologies of Nevada &
                                        Apex Aggregates Company

Republic Imperial                                                                                 OK
Acquisition Corp.
Republic/Maloy Landfill &                                                                         TX
Sanitation, Inc.
Republic Silver State                   Republic Silver State                                     NV
Disposal, Inc.                          Disposal Services
Republic Wabash Company                                                                           DE
Republic Waste Companies                                                                          DE

Holding Co.

Republic Waste Management                                                                         DE
Company
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
Republic Waste Management                                                                         GA
1 Limited Partnership
Robert A. Moor, Jr. Disposal            Area Container                                            PA
Services, Inc.
Rochester Dismantling and                                                                         NY
Roll-Off, Inc.
Safety Lights, Inc.                                                                               TN
Sandy Hollow Landfill Corp.                                                                       WV
Sanifill, Inc.                                                                                    TN
Savannah Regional Industrial                                                                      GA
Landfill, Inc.
Schofield Corporation of                Southland Waste Systems                                   FL
Orlando
Seaboard Waste Systems,                                                                           FL
Inc.
Smithton Sanitation Service,                                                                      NC
Inc.
Southern Illinois Regional                                                                        IL
Landfill, Inc.
Southland Environmental                 Southland Environmental                                   FL
Services, Inc.                          Systems, Inc.
Southland Maintenance                                                                             FL
Services, Inc.
Southland Recycling                                                                               FL
Services, Inc.
Southland Waste Systems,                                                                          FL
Inc.
Southland Waste Systems of                                                                        GA
Georgia, Inc.
Southland Waste Systems of                                                                        FL
Jax, Inc.
Southland Waste Systems of                                                                        GA
Ware Co., Inc.
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
South Trans, Inc.                                                                                 NJ
Space Coast Sanitation, Inc.                                                                      FL
Specialized Waste, Inc.                                                                           CA
Springfield Environmental,                                                                        DE
Inc.
Statewide Environmental                                                                           NJ
Contractors, Inc.
Sullivan Environmental                                                                            GA
Services, Inc.
Suburban Disposal  Service,                                                                       SC
Inc.
SunBurst Sanitation                                                                               FL
Corporation
Sunrise Disposal, Inc.                                                                            IN
Swift Creek Environmental,                                                                        GA
Inc.
Taormina, LLC                                                                                     CA
Tay-Ban Corporation                     Taymouth Landfill                                         MI
Terre Haute Recycling, Inc.                                                                       IN
Tos-It Service Company, Inc.                                                                      TX
Town & Country Disposal,                                                                          NY
Inc.
Trashaway Services, Inc.                                                                          TX
Treasure Coast Refuse Corp.                                                                       FL
Tri-K Landfill, Inc.                                                                              KY
Tri-County Refuse Service,                                                                        MI
Inc.
Tri-State Ltd.                                                                                    IN

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
Triple C Disposal Service,                                                                        TX
Inc.
Triple G Landfills, Inc.                                                                          IN
United Refuse Co., Inc.                                                                           IN
United Waste Service, Inc.                                                                        GA
Upper Peidmont                                                                                    KY
Environmental, Inc.
Uwharrie Environmental, Inc.                                                                      KY
Ventura County, LLC                                                                               CA
Victory Environmental                                                                             DE
Services, Inc.
Victory Waste Incorporated                                                                        CA
W.R. Lalevee Realty                                                                               NJ
Company, Inc.
Wabash Valley Landfill                                                                            PA
Company, Ltd.
Wabash Valley Refuse                                                                              IN
Removal Company, L.P.
Waste Collection Services,              Seaside Sanitation                                        FL
Corp.
Waste Handling Systems,                                                                           NC
Inc.
Westchester Investments, Inc.                                                                     IN
Wes Tex Waste Services, Inc.                                                                      TX
White Stone of Warren, Inc.                                                                       KY
Wilshire Disposal Service               Wilshire Rubbish Serv,                                    CA
                                        Zakaroff Rubbish Co.,
                                        Mike's Rubbish, Mike's
                                        Rubbish Serv
Wood River Rubbish                                                                                ID
Company, Inc.
WPP Services, Inc.                                                                                OH
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
WPP Continental de Costa                                                                      Costa Rica
Rica, S.A.
York Waste Disposal, Inc.                                                                         PA
Zakaroff Services                       Zakaroff Recycling Services,                              CA
                                        West, Hollywood Recycling
                                        Services, Inc. and L.A. Waste
                                        Disposal

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